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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of report (Date of earliest
                                event reported):
                                  June 24, 2009

                           HEMISPHERX BIOPHARMA, INC.
               (Exact Name of Registrant as Specified in Charter)

                           Delaware 0-27072 52-0845822
             (State or Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania, 19103 (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Our Annual Meeting of Stockholders was held on June 24, 2009. As with last year's meeting, there was an extremely low turnout. Even with the quorum lowered to 40% for the meeting, only approximately 40.34 % of our outstanding shares voted. At the meeting, stockholders approved the following:

Election of Directors:

Nominees                               For                    Withheld

William A. Carter                   30,618,449                3,720,471
Richard C. Piani                    32,415,702                1,923,218
William M. Mitchell                 33,076,787                1,262,133
Iraj-Eqhbal Kiani, Ph.D.            32,532,815                1,806,105
Thomas K. Equels                    32,489,167                1,849,753

Ratification of the appointment of McGladrey & Pullen, LLP as our independent accountants:

For:  33,090,748           Against:  550,895         Abstain:  697,277.

Adoption of our 2009 Equity Incentive Plan:

For: 10,688,703            Against: 3,166,098        Abstain: 569,495.

We left the polls opened with regard to voting on the amendment of our certificate of incorporation to increase the number of our authorized shares of Common Stock from 200,000,000 to 350,000,000 and adjourned the meeting solely with regard to this proposal until July 28, 2009 at 1:00 p.m. at the Embassy Suites Hotel, 1776 Benjamin Franklin Parkway, Philadelphia Pennsylvania 19103. We did this due to the extremely low vote turn out and the requirement that proposal be approved by the holders of a majority of the outstanding shares, rather than just a majority of the shares present at the meeting. Less than the requisite number of shares for approval of the proposal were present at the meeting.

Total shares voted: 34,338,920 out of 85,130,832 eligible to vote.

For more  information,  please  see the June 24,  2009 press  released  filed as exhibit 99.1 to this report.

Item 9.01.        Financial Statements and Exhibits.

              (c) Exhibits:

                 99.1  Press Release dated June 24, 2009




                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 24, 2009

                                                  HEMISPHERX BIOPHARMA, INC.


                                                   /s/ William A. Carter
                                                  __________________________
                                                  William A. Carter, M.D.,
                                                  Chief Executive Officer


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                                                                    Exhibit 99.1


Dianne Will
Hemispherx Biopharma, Inc.
518-398-6222
ir@hemispherx.net

           Hemispherx Biopharma Reports on Annual Stockholder Meeting


PHILADELPHIA, PA--June 24, 2009--Hemispherx Biopharma (NYSE AMEX: HEB) announced that it held its 2009 Annual Meeting of Stockholders. Final voting results will be included in an 8-K to be filed later today.

As with last year's Annual Meeting of Stockholders, there was an extremely low turnout. The Company believes that this was due to the fact that more than 40% of its outstanding shares are held outside the United States. Most of these shares are held at European banks that do not participate in the proxies of American companies. Even with the quorum lowered to 40% for the meeting, only approximately 40.34% of the outstanding shares entitled to vote were represented in person or by proxy.

At the meeting, each of the five nominees for director named in the Company's proxy statement was elected to a one-year term, the selection of McGladrey & Pullen, LLP as independent auditors for the fiscal year ending December 31, 2009 was ratified and the adoption of the Company's 2009 Equity Incentive Plan was approved.

The Company left the polls opened with regard to voting on the amendment of its certificate of incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000 and adjourned the meeting solely with regard to this proposal until July 28, 2009 at 1:00 p.m. at the Embassy Suites Hotel, 1776 Benjamin Franklin Parkway, Philadelphia Pennsylvania 19103. The Company did this due to the extremely low vote turn out and the requirement that this proposal be approved by the holders of a majority of the outstanding shares, rather than just a majority of the shares present at the meeting. In fact, less than the requisite number of shares for approval of the proposal were present at the meeting.

About Hemispherx Biopharma
Hemispherx Biopharma, Inc. is a specialty pharma company engaged in the manufacture and clinical development of new drug entities for treatment of seriously debilitating disorders. Hemispherx's flagship products include Alferon N Injection(R) (FDA approved for a category of sexually transmitted diseases) and the experimental therapeutics, Ampligen(R) and Oragens. Ampligen(R) and Oragens represent experimental RNA nucleic acids being developed for globally important debilitating diseases and disorders of the immune system. Hemispherx's platform technology includes large and small agent components for potential treatment of various severely debilitating and life threatening diseases. Hemispherx has in excess of 50 issued patents comprising its core intellectual property estate and a fully commercialized product (Alferon N Injection(R)). The Company wholly owns and exclusively operates a GMP certified manufacturing facility in the United States for commercial products. For more information please visit www.hemispherx.net.

Information contained in this news release other than historical information, should be considered forward-looking and is subject to various risk factors and uncertainties. For instance, the strategies and operations of Hemispherx involve risk of competition, changing market conditions, change in laws and regulations affecting these industries and numerous other factors discussed in this release and in the Company's filings with the Securities and Exchange Commission. Any specifically referenced investigational drugs and associated technologies of the Company (including Ampligen(R), Alferon LDO and Oragens) are experimental in nature and as such are not designated safe and effective by a regulatory authority for general use and are legally available only through clinical trials with the referenced disorders. The forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements. Clinical trials for other potential indications of the approved biologic Alferon N Injection(R) do not imply that the product will ever be specifically approved commercially for these other treatment indications; similarly, the completion of the NDA filing process with Ampligen(R) does not imply that the product will ever be approved commercially.